Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan Arizona Municipal Bond Fund, JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Municipal Income Fund, JPMorgan Municipal Money Market Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Ohio Municipal Money Market Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Tax Free Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund (the “Funds”), each a series of JPMorgan Trust II (the “Registrant”);

I, Robert L. Young, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
May 9, 2014

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan Arizona Municipal Bond Fund, JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Municipal Income Fund, JPMorgan Municipal Money Market Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Ohio Municipal Money Market Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Tax Free Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund (the “Funds”), each a series of JPMorgan Trust II (the “Registrant”);

I, Laura M. Del Prato, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
May 9, 2014

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.